EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts", and to use of our reports dated January 31,1999 with respect to the consolidated financial statements and schedule in the Registration Statement on Form F-1 and the related Prospectus of CommTouch Software Ltd. for the registration of 3,000,000 of its ordinary shares.

Tel-Aviv, Israel
March 6 ,1999

                                                KOST, FORER & GABBAY
                                         A member of Ernst & Young International